UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2018

Flat Rock Capital Corp.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55767	82-0894786
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 6th Avenue, 18th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 596-3413

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

Expansion of Credit Facility

On December 10, 2018, Flat Rock Capital Corp. (the “Company”), through a special purpose wholly-owned subsidiary, FRC Funding I, LLC (“FRC Funding” and together with the Company, the “Borrowers”) entered into First Amendment (the “Amendment”) to the Loan and Security Agreement (the “Loan Agreement”), dated as of October 12, 2018, by and among the Borrowers and certain financial institutions as lenders (“Lenders”), State Bank and Trust Company as the administrative agent and Alostar Capital Finance, as Lead Arranger and Bookrunner.

The Amendment (i) adds Hitachi Capital America Corp. to the definition of “Lenders” and (ii) amends the definition of “Revolver Commitments” to increase the aggregate amount available to the Borrowers under the Revolver Commitments to $30 million, beginning with the effective date of the Amendment.

Borrowings under the Revolver Commitments continue to be secured by substantially all of FRC Funding’s assets. No other material terms of the Loan Agreement changed in connection with the Amendment.

The description above is a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as an exhibit 10.1 to this current report on Form 8-K and is incorporated by reference herein.

On December 12, 2018, the Company issued a press release announcing the expansion of the Revolver Commitments under the Loan Agreement, a copy of which is attached hereto as Exhibit 99.1.

Item 2.03	Creation of Direct Financial Obligation.

The information included under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to Loan and Security Agreement by and among FRC Funding I, LLC as borrower, Flat Rock Capital Corp. as servicer, the Existing Lender party thereto, State Bank and Trust Company as agent for the Lenders and Hitachi Capital America Corp. as a New Lender, dated as of December 10, 2018
99.1	Press release, dated December 12, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flat Rock Capital Corp.

Dated: December 17, 2018	By:	/s/ Robert K. Grunewald
	Name:	Robert K. Grunewald
	Title:	Chief Executive Officer

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